Exhibit 99.1

FLOTATION TECHNOLOGIES, INC.

FINANCIAL STATEMENTS

AND

SUPPLEMENTARY INFORMATION

December 31, 2007 and December 31, 2006
With Independent Auditors’ Report

Bruzgo & Kremer, LLC

BRUZGO & KREMER, LLC

225 Commercial Street, Suite 500
P.O. Box 4892
Portland, Maine  04112

Telephone (207)-874-7700
Fax (207)-874-7701

INDEPENDENT AUDITORS’ REPORT

Stockholder
Flotation Technologies, Inc.
Biddeford, ME 04005

We have audited the accompanying balance sheet of Flotation Technologies, Inc., a Maine corporation, as of December 31, 2006, and the related statements of operations, changes in stockholders’ equity, and cash flow for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion of these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Flotation Technologies, Inc. as of December 31, 2006, and the results of its operations and its cash flow for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the accompanying Schedule 1) Cost of Goods Sold, and 2) General and Administrative Expenses is presented for additional analysis purposes and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material aspects in relation to the basic financial statements taken as a whole.

The financial statements for the year ended December 31, 2007 were audited by us, and we expressed an unqualified opinion on them in our report dated April 20, 2008. In addition, the supplementary information for the year ended December 31, 2007, contained in Schedules 1) and 2), was subjected to the auditing procedures applied in the audit of the basic financial statements, and our report stated that it was fairly stated in all material respects to the basic financial statements taken as a whole. We have not performed any auditing procedures on either the financial statements or on the supplementary information since April 20, 2008.

/s/ Bruzgo & Kremer, LLC

Portland, Maine
June 16, 2008

FINANCIAL STATEMENTS – CERTIFIED BUSINESS VALUATIONS – TAX AND ESTATE COMPLIANCE

FLOTATION TECHNOLOGIES, INC.

Balance Sheets

December 31, 2007 and December 31, 2006

ASSETS

	2007	2006
Current assets
Cash	$1,197,451	$747,744
Trade accounts receivable	2,303,411	1,319,724
Inventories	1,278,212	274,818
Prepaid expenses	20,602	20,302
Total current assets	4,799,676	2,362,588

Property, plant and equipment, at cost
Land, buildings, and improvements	3,044,565	799,312
Machinery and equipment	1,430,433	651,935
Office furniture and fixtures	81,102	73,866
	4,556,100	1,525,113
Less accumulated depreciation	(877,722)	(731,433)
Net property, plant and equipment	3,678,378	793,680

Other assets
Intangible assets, net of amortization	21,415	1,600

Total assets	$8,499,469	$3,157,868

See accompanying notes and independent auditors' report.

LIABILITIES AND STOCKHOLDERS’ EQUITY

	2007	2006
Current liabilities
Bank lines of credit	$-	$-
Current portion of long-term debt	66,000	90,602
Accounts payable	878,576	256,246
Customer deposits	1,530,959	1,025,700
Accrued expenses	312,937	67,197
Due to stockholders	651,446	10,337
Total current liabilities	3,439,918	1,450,082

Long-term debt, excluding current portion	1,697,497	437,839

Total liabilities	5,137,415	1,887,921

Stockholders’ equity
Common stock, no par value; authorized 1,000 shares,
issued and outstanding 1,000 shares	200	200
Retained earnings	3,361,854	1,269,747

Total stockholders’ equity	3,362,054	1,269,947

Total liabilities and stockholders' equity	$8,499,469	$3,157,868

See accompanying notes and independent auditors' report.

FLOTATION TECHNOLOGIES, INC.

Statements of Operations

December 31, 2007 and December 31, 2006

	2007	2006

Revenues	$13,410,002	$6,379,575

Cost of goods sold	8,117,600	3,699,075

Gross profit	5,292,402	2,680,500

General and administrative expenses	2,001,047	1,635,752

Income from operations	3,291,355	1,044,748

Other income (expense)
Other income, interest & exchange rate	40,401	43,292
Interest expense	(65,039)	(50,316)
Gain on plant sale	791,115	-
Net other income (expense)	766,477	(7,024)
Net income	$4,057,832	$1,037,724

See accompanying notes and independent auditors' report.

FLOTATION TECHNOLOGIES, INC.

Statement of Changes in Stockholders’ Equity

December 31, 2007 and December 31, 2006

	Common Stock	Retained Earnings	Total Stockholders’ Equity

Balances, December 31, 2005 - Compiled	$200	$352,288	$352,488

Net income for 2006	-	1,037,724	1,037,724

Distributions	-	(120,265)	(120,265)

Balances, December 31, 2006 - Audited	$200	$1,269,747	$1,269,947

Net income for 2007	-	4,057,832	4,057,832

Distributions	-	(1,965,725)	(1,965,725)

Balance, December 31, 2007 - Audited	$200	$3,361,854	$3,362,054

See accompanying notes and independent auditors' report.

FLOTATION TECHNOLOGIES, INC.

Statements of Cash Flows

December 31, 2007 and December 31, 2006

	2007	2006
Cash flows from operating activities
Net income	$4,057,832	$1,037,724
Adjustments to reconcile net income to net
cash provided by operating activities:
Depreciation and amortization	322,130	72,365
Book gain on plant sale	(791,115)	-
Decrease (increase) in:
Accounts receivable	(983,687)	(769,280)
Inventory	(1,003,394)	(463)
Prepaid expenses	(300)	(8,919)
Increase (decrease) in:
Accounts payable	622,330	26,694
Accrued expenses and other	245,740	18,729
Customer deposits	505,259	892,170

Net cash provided (used) by operating activities	2,974,795	1,269,020

Cash flows from investing activities
Intangibles acquired	(21,902)	-
Acquisition of new plant, related improvements & equipment	(3,805,236)	(184,207)
Sale of plant, proceeds	1,391,610	-

Net cash provided (used) by investing activities	(2,435,528)	(184,207)
Cash flows from financing activities
Net borrowings (repayments) on lines of credit	-	(223,570)
Borrowings, long term bank debt	1,885,387	-
Receipt (repayment) of stockholder advance	(10,337)	2,101
Distributions to stockholders	(1,314,279)	(120,265)
Payments on long-term debt, bank and related party	(650,331)	(78,642)
Net cash provided (used) by financing activities	(89,560)	(420,376)

Net increase (decrease) in cash	449,707	664,437

Cash, beginning of year	747,744	83,307

Cash, end of year	$1,197,451	$747,744

Supplemental disclosure of cash flow information
Interest paid	$65,039	$50,316
Schedule of non-cash financing activity
Accrued shareholder distributions	$651,446	$-

See accompanying notes and independent auditors' report.

FLOTATION TECHNOLOGIES, INC.

Notes to Financial Statements

December 31, 2007 and December 31, 2006

Nature of Business

Flotation Technologies, Inc. is a world leader in the engineering, design and manufacturing of deepwater buoyancy systems using high-strength FlotecTM syntactic foams and polyurethane elastomers. Focused on the offshore oil, oceanographic, seismic and government markets, Flotation Technologies delivers world-class buoyancy products for a host of marine applications such as: distributed buoyancy for flexible pipes and umbilicals, drilling riser buoyancy modules, ROV buoyancy, QuickLocTM cable floats, FLOTECTTM cable and pipeline protection, InflexTM polymer bend restrictors and installation buoyancy of any size and depth rating.

1.      Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments", requires the Company to disclose estimated fair values for its financial instruments. Fair value estimates, methods, and assumptions are set forth below for the Company's financial instruments:

The carrying amounts of cash, accounts receivables, other current assets, accounts payable, accrued liabilities and current portion and non-current portion of notes payable approximate fair value because of the short maturity of those instruments.

Cash

The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has never experienced any losses in such accounts and management believes the Company is not exposed to any significant risk on bank deposit accounts.

See independent auditors' report.

FLOTATION TECHNOLOGIES, INC.

Notes to Financial Statements

December 31, 2007 and December 31, 2006

1.      Summary of Significant Accounting Policies (Continued)

Accounts Receivable - Recognition of Bad Debts

The Company considers all accounts to be fully collectible; accordingly, no allowance for doubtful accounts is provided. If any amount becomes uncollectible, it will be charged to operations when that determination is made.

Customer Credit Policy

Credit is extended to customers in the normal course of business after management performs a credit evaluation.

Inventory

Inventories are stated at cost. Costs of raw materials and supplies are determined on current cost. Cost of finished goods and work in process inventory is determined by accumulating raw material costs and adding supplies and labor costs using an estimated burden rate.

Property, Plant and Equipment

Property, plant and equipment is recorded at cost and depreciated over estimated useful lives using both straight-line and accelerated methods. Small tools and certain computer equipment are expensed when purchased due to rapid wear and short estimated useful life.

Useful lives are estimated as follows:

Category	Years
Plants	25
Plant Improvements & Equipment	10
Office Fixtures & Equipment	3 to 7

Intangible Assets

Intangible assets consist of loan costs and are stated at cost and are amortized on the straight-line method over the life of the loan, which is the estimated useful life.

See independent auditors' report.

FLOTATION TECHNOLOGIES, INC.

Notes to Financial Statements

December 31, 2007 and December 31, 2006

1.      Summary of Significant Accounting Policies (Concluded)

Income Taxes

The Company and the stockholders have elected to be taxed under the provisions of Subchapter “S” of the Internal Revenue Code. Income, losses, and other tax attributes are passed through to the stockholder and taxed at the personal level. Cash distributions are made to stockholders to pay for personal income tax liabilities, federal and state, incurred from the allocation of Company taxable income.

2.      Inventory

Inventory consists of the following:	2007	2006

Raw materials	$390,294	$160,361
Work in process	827,554	45,773
Finished goods	60,364	68,684
	$1,278,212	$274,818

3.      Intangibles

The following is a summary of intangible assets:	2007	2006

Loan costs	$21,902	$3,597
Licenses/trademark	-0-	16,000
	21,902	19,597
Less accumulated amortization	(487)	(17,997)
	$21,415	$1,600
Amortization expense	$2,087	$3,220

Trademark/license intangibles were fully amortized in year 2007.

See independent auditors' report.

FLOTATION TECHNOLOGIES, INC.

Notes to Financial Statements

December 31, 2007 and December 31, 2006

4.	Debt

The Company has a $750,000 working capital line of credit secured by substantially all the assets of the Company.  The Company has a $450,000 in 2007 and a $411,000 in 2006 equipment line of credit secured by the equipment acquired. The interest rate for both credit lines approximates Wall Street Prime less 0.50%. The working capital line is up for renewal June 30, 2008. The equipment line can be termed out over a four year fixed period on June 30th of the fiscal year. There is no balance outstanding on the equipment line and the working capital line as of December 31, 2007 and 2006. Both credit lines are guaranteed by the stockholders and secured by Company assets. The rate was 7.25% as of 2007 and 8.5% as of 2006.

Long-term debt consists of the following:

Bank Debt	2007	2006

Note payable to bank, monthly installments of $13,287,
interest at 7%. Amortization on 20 year schedule.
Collateralized by substantially all assets
of the Company; guaranteed by stockholders.	$1,674,785	$398,186

Equipment notes (2), paid off before term in 2007.	-	18,020

Related Party Debt

Note payable to stockholder at fixed 7% rate, due in
monthly installments of $1,360, including interest;
final payment due January 2011; uncollateralized.	43,900	56,658

Note payable to stockholder at fixed 7.5% rate, due in
monthly installments of $550, including interest;
final payment is due September 2011; uncollateralized.	21,852	26,617

Note payable to stockholders’ relative, interest at prime rate plus 1% per annum payable biannually; principal
due in monthly installments of $500; uncollateralized.	22,960	28,960

Less current portion	66,000	90,602

Long-term debt, excluding current portion	$1,697,497	$437,839

See independent auditors' report.

FLOTATION TECHNOLOGIES, INC.

Notes to Financial Statements

December 31, 2007 and December 31, 2006

4.      Debt (Concluded)

Maturities expected on existing bank and shareholder long-term debt for the next five years are as follows:

2008	$66,000
2009	71,300
2010	76,000
2011	64,400
2012	55,900

5.      Employee Retirement Plan

The Company has a salary deferral plan covering all employees who meet certain age and service requirements. The Company is required to contribute two percent (2%) of all eligible employee compensation under this plan. The salary deferral plan required a contribution of $29,208 for 2007 and $26,195 for 2006.

6.      Advertising Costs

Costs relating to advertising are expensed as incurred. The Company incurred advertising and related costs amounting to $61,356 in 2007 and $10,997 in 2006.

7.   Sale, Purchase and Rental of Building

On November 1, 2006 the Company executed an agreement to purchase a new facility located at 20 Morin Street, Biddeford. The purchase price was $1,980,000 and the closing was August 23, 2007. On December 15, 2006, the Company executed an agreement to sell the production facility at 432 Elm Street, Biddeford for $1,400,000. The closing date was April 24, 2007.  Proceeds from the sale were dedicated to the purchase and improvement of the new facility, pursuant to a real estate exchange contract.

The Company gained occupancy of the Morin Street facility on December 1, 2006 pursuant to a short-term net lease arrangement, which required monthly rent payments of $16,398. The lease expired upon the purchase on August 23, 2007.

8.   Joint Venture

In 2006, the Company became a 50% member in Lankhorst Flotec Offshore, LLC.  The LLC purpose is to share marketing costs in the promotion of joint products with another member.  In year 2006 and 2007, no material assets or liabilities exist in the LLC. All costs have been expensed and no investment in the LLC is recognized for financial statement purposes.

See independent auditors' report.

FLOTATION TECHNOLOGIES, INC.

Notes to Financial Statements

December 31, 2007 and December 31, 2006

9.      Subsequent Events

Sale of Company:

On April 17, 2008, Deep Down Inc. announced it executed a stock purchase agreement with the then Company shareholders to purchase all the outstanding stock of the Company. The purchase  approximated $23 million. The purchase was completed on June 5, 2008 and the Company is  a wholly owned subsidiary of Deep Down, Inc. as of the date of this report.

Liquidation of Joint Venture:

On February 28, 2008 the Company and its joint venture member cancelled and liquidated Lankhorst  Flotec Offshore LLC. See Footnote 8.

See independent auditors' report.

Schedule 1
FLOTATION TECHNOLOGIES, INC.

Cost of Goods Sold

December 31, 2007 and December 31, 2006

	2007	2006

Direct materials	$3,891,841	$1,866,264
Indirect material	1,048,627	324,430
Direct labor	1,372,030	793,138
Workers compensation, employee health insurance	126,521	69,125
Freight	449,886	152,206
Outside services/engineering	324,189	167,583
Commissions	35,574	19,884
Depreciation	274,212	64,833
Plant insurance	48,514	27,130
Repairs, maintenance and small tools	355,927	141,174
Utilities	98,139	73,308
Rent, Plant	92,140	-

Total cost of goods sold	$8,117,600	$3,699,075

See independent auditors' report.

Schedule 2
FLOTATION TECHNOLOGIES, INC.

General and Administrative Expenses

December 31, 2007 and December 31, 2006

	2007	2006

Officers’ compensation	$244,579	$203,531
Administrative and sales payroll	807,789	648,206
Advertising	61,356	10,997
Trade shows	36,501	39,537
Depreciation	45,831	4,312
Amortization	2,087	3,220
Dues and licenses	709	4,814
Worker’s compensation, employee health insurance	74,674	63,852
Supplies, postage and break room costs	89,074	57,934
Real estate and property taxes	15,997	16,168
Equipment rental	32,474	9,451
Telephone	17,374	15,687
Education, travel and vehicle	148,279	129,178
Research and development	184,313	202,556
Employee retirement plan	29,208	26,195
Data base and computer operations	48,225	69,016
Professional services	65,572	40,123
Morin Street rental, repairs, and utilities	48,823	39,425
Lankhorst Flotec Offshore marketing costs	37,661	42,198
Other Expenses	10,521	9,352
Total general and administrative expenses	$2,001,047	$1,635,752

See independent auditors' report.